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                                                                       Exhibit 4

            CHARTERED UNDER THE LAWS OF THE UNITED STATES OF AMERICA

     No.                                                             Shares

                               PSB HOLDINGS, INC.


                               PUTNAM, CONNECTICUT

                          FULLY PAID AND NON-ASSESSABLE
                      PAR VALUE TEN CENTS ($0.10) PER SHARE

                 THE SHARES REPRESENTED BY THIS CERTIFICATE ARE
                    SUBJECT TO RESTRICTIONS, SEE REVERSE SIDE

THIS CERTIFIES that                                              is the owner of
                            SHARES OF COMMON STOCK OF

                               PSB HOLDINGS, INC.
                              a federal corporation

     The shares evidenced by this certificate are transferable only on the books of PSB Holdings, Inc. by the holder hereof, in person or by attorney, upon surrender of this certificate properly endorsed.

     The interest in PSB Holdings, Inc. evidenced by this certificate may not be retired or withdrawn except as provided in the Rules and Regulations promulgated by the Office of Thrift Supervision and the charter and bylaws of PSB Holdings, Inc. THE CAPITAL STOCK EVIDENCED HEREBY IS NOT AN ACCOUNT OF AN INSURABLE TYPE AND IS NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER FEDERAL OR STATE GOVERNMENTAL AGENCY.

     This certificate is not valid unless countersigned and registered by the Registrar and Transfer Agent.

     IN WITNESS WHEREOF, PSB Holdings, Inc. has caused this certificate to be executed by the facsimile signatures of its duly authorized officers and has caused its seal to be hereunto affixed.


By                                   [SEAL]  By
     ----------------------------                 ------------------------------
     BARBARA L. MCGARRY                           ROBERT G. COCKS, JR.
     CORPORATE SECRETARY                          PRESIDENT AND CHIEF EXECUTIVE
                                                  OFFICER

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     The Board of Directors of PSB Holdings, Inc. (the "Company") is authorized by resolution or resolutions, from time to time adopted, to provide for the issuance of more than one class of stock, including preferred stock in series, and to fix and state the voting powers, designations, preferences, limitations and restrictions thereof. The Company will furnish to any shareholder upon request and without charge a full description of each class of stock and any series thereof.

     The shares represented by this certificate may not be cumulatively voted on any matter.

     Special meetings of the stockholders shall be called upon the written request of the holders of not less than one-tenth of all of the outstanding capital stock of the Company entitled to vote at the meeting.

     The following abbreviations when used in the inscription on the face of this certificate shall be construed as though they were written out in full according to applicable laws or regulations.

  TEN COM   - as tenants in common                UNIF GIFT MIN ACT  -  ___________Custodian___________
                                                                        (CUST)              (MINOR)
  TEN ENT   - as tenants by the entireties
                                                                     Under Uniform Gifts to Minors Act
  JT TEN    - as joint tenants with right
              of survivorship and not as
              tenants in common                                     ___________________________________
                                                                                  (STATE)

     Additional abbreviations may also be used though not in the above list


For value received, ___________________________ hereby sell, assign and transfer unto

                 ______________________________________________

        PLEASE INSERT SOCIAL SECURITY NUMBER OR OTHER IDENTIFYING NUMBER

   ___________________________________________________________________________

    (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING POSTAL ZIP CODE OF
                                    ASSIGNEE)

   ___________________________________________________________________________

___________________Shares of the Common Stock represented by the within Certificate, and do hereby irrevocably constitute and appoint___________________ Attorney to transfer the said shares on the books of the within named corporation with full power of substitution in the premises.

Dated, _____________________________

In the presence of                                Signature:


-------------------------------                   ----------------------------

NOTE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME OF THE STOCKHOLDER(S) AS WRITTEN UPON THE FACE OF THE CERTIFICATE, IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT, OR ANY CHANGE WHATSOEVER.